UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2015

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35423	90-0640593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 824-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 16, 2015, SunCoke Energy, Inc. (the “Company”) issued the following:

1. a joint press release, with SunCoke Energy Partners, L.P., discussing the potential impact of recently proposed regulations addressing which activities of publicly traded partnerships generate “qualifying income” within the meaning of Internal Revenue Code section 7704(d)(1)(E). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference; and

2. a press release announcing that the Company’s management intends to recommend that the Board of Directors increase the Company’s quarterly cash dividend to $0.15 per share of common stock, a 100 percent increase over the previous quarterly rate, or $0.60 per share of common stock on an annualized basis. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference

The information in this report, being furnished pursuant to Items 7.01 and 9.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	SunCoke Energy, Inc. Press Release, regarding proposed IRS regulations (June 16, 2015).

99.2	SunCoke Energy, Inc. Press Release, regarding management’s proposal to increase dividend (June 16, 2015).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Fay West
Fay West
Senior Vice President and Chief Financial Officer

Date: June 17, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	SunCoke Energy, Inc. Press Release, regarding proposed IRS regulations (June 16, 2015).

99.2	SunCoke Energy, Inc. Press Release, regarding management’s proposal to increase dividend (June 16, 2015).